Exhibit 10.10
AGREEMENT TO ENTER INTO NEW SUBORDINATION AGREEMENT
THIS AGREEMENT TO ENTER INTO NEW SUBORDINATION AGREEMENT (this “Agreement”), dated as of April 29, 2008, is between GLOBAL EMPLOYMENT HOLDINGS, INC. (the “Company”), WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP, in its capacity as Collateral Agent for the Noteholders (as defined below) (the “Collateral Agent”) and the holders of the Notes (as defined below) listed on the signature pages hereto (individually, a “Noteholder” and collectively, the “Noteholders”). Unless otherwise noted herein, capitalized terms used but not defined herein shall have the meanings set forth in the Subordination Agreement, dated as of February 28, 2007, by and among CAPITALSOURCE FINANCE LLC (“CapitalSource”), the Collateral Agent and the Noteholders and (the “Old Subordination Agreement”).
WHEREAS:
A. The Company and the Noteholders are parties to the Notes Securities Purchase Agreement, dated as of March 31, 2006, as amended, pursuant to which the Company issued and the Noteholders purchased Senior Secured Convertible Notes, dated as of March 31, 2006 (the “Notes”).
B. Pursuant to the Old Subordination Agreement, the debt evidenced by the Notes is subordinated to the Senior Lender Indebtedness.
C. The Company’s subsidiary, Global Employment Solutions, Inc., has proposed a senior debt refinancing (the “Refinancing”) whereby the Senior Credit Agreement will be terminated and the Senior Lender Indebtedness will be paid in full to CapitalSource and a new credit agreement will be entered into with Wells Fargo Bank, National Association (“Wells Fargo”) to permit borrowings of up to $26,000,000 (the “New Credit Agreement”).
D. Pursuant to Section 12 of the Old Subordination Agreement, upon payment in full of the Senior Lender Indebtedness, CapitalSource is required to transfer possession and control of the Specified Collateral in its possession to the Collateral Agent; and immediately upon such transfer, the Collateral Agent shall become the pledgeholder of the Specified Collateral. In order to induce Wells Fargo to enter into the New Credit Agreement, the Collateral Agent and the Noteholders have agreed that Wells Fargo shall have possession and control of the Specified Collateral, which Specified Collateral shall be held by Wells Fargo pursuant to the Subordination Agreement dated as of the date hereof between Wells Fargo and the Noteholders, in substantially the form of Exhibit A hereto (the “New Subordination Agreement”). In order to induce the Noteholders to enter into the New Subordination Agreement the Company has agreed to offer to repurchase Notes on the terms set forth below.

NOW, THEREFORE, the Company, the Collateral Agent and the Noteholders hereby agree as follows:
1. New Subordination Agreement and Transfer of Specified Collateral. The undersigned Noteholders hereby agree to execute and deliver the New Subordination Agreement and that, notwithstanding Section 12 of the Old Subordination Agreement, the Specified Collateral shall be transferred by CapitalSource directly to Wells Fargo, as directed by Wells Fargo, upon execution and delivery of the New Subordination Agreement by all parties thereto.
2. Initial Note Repurchase. Subject to the closing of the Refinancing, the Company hereby agrees to make an offer to repurchase, pro rata from the Noteholders, on the ten day anniversary of the date hereof (or, if not a Business Day, on the next Business Day thereafter) (the “Repurchase Date”) at least $3,000,000 aggregate principal amount of Notes at a price equal to 95% of the principal amount thereof plus interest accrued through the Repurchase Date. Each Noteholder wishing to sell Notes to the Company pursuant to this Section 2 shall deliver a completed Repurchase Election Form (attached as Exhibit B hereto) to Dan Hollenbach at the Company no later than the close of business on the second Business Day after the date hereof. To the extent that a Noteholder elects to have less than its pro rata share of Notes repurchased, other Noteholders may elect to have the Company purchase an amount equal to the remaining Notes of such Noteholder on a pro rata basis if so indicated on their Repurchase Election Forms. Each Noteholder electing to have Notes repurchased shall surrender its Note to the Company in exchange for a new Note reflecting the Noteholders remaining Notes.
3. Additional Note Repurchase. Subject to the closing of the Refinancing, the Company agrees that it will not repurchase Notes other than as set forth in Section 2 and pursuant to an additional note repurchase program for up to $3,000,000 aggregate principal amount of Notes at the same price and on the same terms set forth in Section 2. Following completion of the second repurchase program, the Company and each Noteholder may negotiate individually with respect to the terms, if any, of additional Note repurchases.
4. Further Assurances. The Company, the Collateral Agent and each undersigned Noteholder shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
5. Signatures; Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by fax or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by fax or other electronic means also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

2

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered as of the date first written above.

GLOBAL EMPLOYMENT HOLDINGS, INC.

By:	/s/ Howard Brill

Name: Howard Brill
Title: President and Chief Executive Officer

CONTEXT ADVANTAGE MASTER FUND, LP, on behalf of itself, Context Advantage Fund, LP, f/k/a Context Convertible Arbitrage Fund, L.P., and Context Offshore Advantage Fund, Ltd., f/k/a Context Convertible Arbitrage Offshore, Ltd.		VICTORY PARK CAPITAL, LTD.

By:	Context Capital Management LLC, its	By:	/s/ Matthew Ray

	General Partner and Investment Advisor		Name: Matthew Ray
Title: Principal

By:	/s/ Michael Rosen

Name: Michael Rosen
Title: Managing Member

RADCLIFFE SPC, LTD., for and on behalf of the Class A Convertible Crossover Segregated Portfolio		WHITEBOX SPECIAL OPPORTUNITIES FUND B PARTNERS, LP

By:	RG Capital Management, L.P.	By:	Whitebox Special Opportunities Fund B AdvisorsLLC
By:	RGC Management Company, L.L.C.	By:	Whitebox Advisors LLC

By:	/s/ Gerald F. Stahlecker	By:	/s/ Jonathan Wood

	Name: Gerald F. Stahlecker		Name: Jonathan Wood
	Title: Managing Director		Its: Director, CFO

GUGGENHEIM PORTFOLIO XXXI, LLC		PANDORA SELECT PARTNERS, LP

By:	Guggenheim Advisors, LLC	By:	Pandora Select Advisors LLC
By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood	By:	/s/ Jonathan Wood

	Name: Jonathan Wood		Name: Jonathan Wood
	Title: Director, CFO		Title: Director, CFO

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP, as a Noteholder and as Collateral Agent		WHITEBOX INTERMARKET PARTNERS, LP

By:	Whitebox Convertible Arbitrage Advisors LLC	By:	Whitebox Intermarket Advisors LLC
By:	Whitebox Advisors LLC	By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood	By:	/s/ Jonathan Wood

	Name: Jonathan Wood		Name: Jonathan Wood
	Title: Director, CFO		Title: Director, CFO

GWIRTSMAN FAMILY PARTNERS, LLC

By:	/s/ Charles Gwirtsman

Name: Charles Gwirtsman
Title: President

/s/ Luci Altman		/s/ Gregory Bacharach

Luci Altman		Gregory Bacharach

/s/ Howard Brill		/s/ Richard Goldman

Howard Brill		Richard Goldman

/s/ Kenneth Michaels		/s/ Steven Pennington

Kenneth Michaels		Steven Pennington

/s/ Jay Wells

Jay Wells

EXHIBIT A
[insert New Subordination Agreement]

A-1

EXHIBIT B
REPURCHASE ELECTION FORM
The undersigned Noteholder elects to have the following amount of Notes repurchased:

full pro rata share	(indicate by check or “x”)

or

$	(aggregate principal amount, ie face amount, if less than pro rata share is elected)
In addition, the undersigned Noteholder elects to purchase up to the following aggregate principal amount (ie, face amount) of Notes, if available:
$

Printed Name of Noteholder:

(add signature block as needed)

Authorized Signature:

Return completed form to Dan Hollenbach at 303-216-9533 (fax) or dhollenbach@gesnetwork.com.

B-1